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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) April 28, 2003
                                                          --------------

                             BAY STATE BANCORP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

      Delaware                          1-13691              04-3398630
      --------                         ---------             ----------
(State or other Jurisdiction of        (Commission          (IRS Employer
incorporation or organization)         File Number)         Identification No.)

               1299 Beacon Street, Brookline, Massachusetts 02446
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                    (Address of principal executive offices)

                                 (617) 739-9500
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)










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ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

      Exhibit 99.1      Press Release Dated April 28, 2003

ITEM 9.  REGULATION FD DISCLOSURE
         ------------------------

      On April 28, 2003, Bay State Bancorp, Inc. announced its financial results for the year and quarter ended March 31, 2003. The press release announcing financial results for the year and quarter ended March 31, 2003 is filed as
Exhibit 99.1 and incorporated herein by reference.

      This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commissions interim guidance regarding From 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: April 28, 2003                     By: /s/ Michael O. Gilles
                                              ----------------------------------
                                              Michael O. Gilles
                                              Senior Vice President and
                                              Chief Financial Officer